EXHIBIT 99.2
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                        RELEASE AND SETTLEMENT AGREEMENT

         THIS RELEASE AND SETTLEMENT AGREEMENT (this "Agreement") is entered into this 16th day of March 2007 between North American Newspapers Ltd. f/k/a FD Radler Ltd. ("NANL") and Sun-Times Media Group, Inc., a Delaware corporation f/k/a Hollinger International Inc. ("STMG"), (together, the "Parties").

         WHEREAS by resolutions dated June 19, 2003, and January 20, 2004, the STMG Board of Directors formed and authorized a Special Committee (the "SC") to investigate and file suit regarding, among other things, various related-party transactions and payments and to take any actions necessary to recover assets and damages for STMG; and

         WHEREAS on August 30, 2004, STMG filed the SC's report of investigation (the "SC Report") with the U.S. District Court for the Northern District of Illinois in the action titled SEC V. HOLLINGER INTERNATIONAL INC., Case No. 04-C-0366, and with the U.S. Securities & Exchange Commission on SEC Form 8-K; and

         WHEREAS on January 28, 2004, the SC filed a complaint on STMG's behalf in the U.S. District Court for the Northern District of Illinois against F. David Radler ("Radler"), sole shareholder of NANL, and others alleging breaches of fiduciary duties and conversion of company assets in an action captioned HOLLINGER INTERNATIONAL INC. V. HOLLINGER INC., ET AL., Case No. 04-C-0698, and subsequent amendments on May 7 and October 29, 2004 (the "Illinois Action"); and

         WHEREAS STMG is simultaneously entering into a release and settlement agreement with Radler (the "Radler Settlement Agreement"); and

         WHEREAS the SC has approved the settlement reflected in this Agreement as fair, reasonable, adequate, and in the best interests of STMG and its shareholders;

         NOW THEREFORE IN CONSIDERATION OF THE COVENANTS SET FORTH BELOW AND OTHER GOOD AND VALUABLE CONSIDERATION, THE RECEIPT AND SUFFICIENCY OF WHICH IS ACKNOWLEDGED, STMG and NANL agree as follows:

         1. NANL SETTLEMENT AMOUNT. Simultaneously upon execution of this Agreement by both Parties, NANL will pay to STMG the sum of U.S. $23.3 million (the "NANL Settlement Amount").

         2.      APPORTIONMENT  OF  NANL  SETTLEMENT   AMOUNT.  The  amount  in
paragraph 1 above includes the following allocation to portions of STMG's asserted damages on the following items:

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                 a.    MANAGEMENT  SERVICE  FEES  (PAID TO BOTH  RAVELSTON  AND
                       MOFFAT MANAGEMENT): U.S.$15.71 million;(1)

                 b. CANWEST NON-COMPETITION PAYMENT TO RAVELSTON: U.S.$1.99 million;

                 c.    CANWEST-RAVELSTON    MANAGEMENT    SERVICES   AGREEMENT:
                       U.S.$2.93 million;

                 d.    "BROKER FEE" PAYMENT TO MOFFAT MANAGEMENT: U.S.$70,000;

                 e.     DIGITAL INCENTIVE PLAN PAYMENTS: U.S.$800,000;

                 f.     HORIZON TRANSACTIONS: U.S.$1.3 million; and

                 g.     BRADFORD TRANSACTION: U.S.$500,000.

         3. MUTUAL RELEASE AND SETTLEMENT. Upon payment in full of (i) the NANL Settlement Amount; and (ii) the remainder of the Radler/Horizon Settlement Amount as that term is defined in the Radler Settlement Agreement, STMG and its affiliates (except Hollinger Inc. and its subsidiaries that are not subsidiaries of STMG), subsidiaries, and divisions, and their predecessors, successors, and assigns (collectively, the "STMG Releasors") do hereby fully, finally, and forever release NANL and its officers, directors, shareholders, employees, subsidiaries, divisions, attorneys, and advisors and their predecessors, successors, and assigns (collectively, the "NANL Releasees") from any and all rights, interests, obligations, debts, dues, sums of money, accounts, reckonings, damages, claims, actions, allegations, causes of action, counterclaims, or demands whatsoever, whether known or unknown, in law or in equity, that have been or that could be asserted by the STMG Releasors from the beginning of time through the date hereof against the NANL Releasees (the "Settled Claims"). NANL and any and all of its officers, directors, employees, subsidiaries, divisions, and advisors, and their predecessors, successors, and assigns (collectively, the "NANL Releasors") do hereby fully, finally, and forever release STMG and its current and former agents, advisors (except KPMG LLP, and any of its predecessor or successor partnerships, which are addressed below in paragraph 5), representatives, affiliates, subsidiaries, divisions, officers, directors, employees, and attorneys (except Torys LLP and any of its predecessor partnerships, which are addressed below in paragraph 6) and their predecessors, successors, and assigns (collectively, the "STMG Releasees")(2) from any and all rights, interests, obligations, debts, dues, sums of money,

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(1)  The  Parties  acknowledge  that  $4,928,175  of the  monies  allocated  to management fees were paid initially to Moffat Management, Inc. ("Moffat") and forwarded to NANL. This amount includes the repayment of those fees.

(2) To the extent that the NANL Releasors' release extends to Conrad M. Black, Barbara Amiel Black, John A. Boultbee, Peter Y. Atkinson, Mark S. Kipnis, The Ravelston Corporation Ltd., or Todd A. Vogt, it is limited to claims based on their conduct in their capacity as STMG officers, directors, employees, or agents. In addition, to the extent that the NANL Releasors have defenses or affirmative defenses against Conrad M. Black, Barbara Amiel Black, John A. Boultbee, Peter Y. Atkinson, Mark S. Kipnis, The Ravelston Corporation Ltd., or Todd A. Vogt that are based on their conduct in their capacity as STMG officers, directors, employees, or agents, the NANL Releasors' release does not preclude the NANL Releasors from pursuing those defenses or affirmative defenses (but not claims, including affirmative claims, counterclaims, or cross-claims) in any pending or future litigation. Further, to the extent that the NANL Releasors have claims, defenses, or affirmative defenses against Hollinger Inc. that may be pursued in response to Hollinger Inc.'s proposed counterclaims in the Illinois Action, Hollinger Inc.'s litigation in Canada, or any other current or future claims brought by or on Hollinger Inc.'s behalf

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accounts, reckonings,  damages, claims, actions, allegations, causes of action, counterclaims, or demands whatsoever, whether known or unknown, in law or in equity, that NANL has or will have or that have been or could be asserted by the NANL Releasors from the beginning of time through the date hereof against the STMG Releasees. The releases provided under this paragraph do not release NANL or STMG from their respective obligations under this Agreement.

         4. MUTUAL WAIVER OF RIGHTS UNDER SECTION 1542 OF THE CALIFORNIA CIVIL CODE. The STMG Releasors and the NANL Releasors are hereby deemed to have waived any and all rights, to the extent permitted by law, under Section 1542 of the California Civil Code or any other similar state or federal law, provincial or territorial law, or principle of common law that may have the effect of limiting the releases set forth herein. Section 1542 of the California Civil Code provides: "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor."

         5. LIMITED RELEASE OF KPMG LLP. The NANL Releasors agree that they will not seek contribution, indemnification, reimbursement, or any other form of claims over from KPMG LLP, including its Canadian and United States limited liability partnerships, and any of their predecessor or successor partnerships (all together, the "KPMG Entities"), for any portion of the Radler/Horizon Settlement Amount as that term is defined in the Radler Settlement Agreement. The NANL Releasors further agree that they will not assert claims against any of the KPMG Entities for any tax compliance services, tax consulting services, or economic consulting services, as those terms are used in the letters in which STMG or its subsidiaries engaged the KPMG Entities, that any of the KPMG Entities provided to STMG or its subsidiaries. For reference purposes only, samples of letters in which STMG engaged the KPMG Entities are attached as Exhibits A-C hereto. Subject to the previous two sentences, this Agreement does not in any way limit the NANL Releasors' ability to pursue claims against any of the KPMG Entities for (i) any audit services, as that term is used in the letters in which STMG or its subsidiaries engaged the KPMG entities, that any of the KPMG Entities provided to STMG or its subsidiaries; or (ii) contribution, indemnification, or reimbursement for any amounts other than the Radler/Horizon Settlement Amount as that term is defined in the Radler Settlement Agreement.

         6. LIMITED RELEASE OF TORYS LLP. The NANL Releasors agree that they will not seek contribution, indemnification, reimbursement, or any other form of claims over from Torys LLP, or any of its predecessor or successor partnerships, for any portion of the Radler/Horizon Settlement Amount as that term is defined in the Radler Settlement Agreement. This Agreement does not in any way limit the NANL Releasors' ability to pursue claims against Torys LLP, or any of its predecessor or successor partnerships, for contribution, indemnification, or reimbursement for any amounts other than the Radler/Horizon Settlement Amount as that term is defined in the Radler Settlement Agreement.

         7. STMG REPRESENTATION AND WARRANTY REGARDING AGREEMENT. STMG represents and warrants as follows: (i) it is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware;
(ii) it has all  requisite  power and  authority  to execute and  deliver  this

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against  any of the  NANL  Releasors,  the  NANL  Releasors'  release  does not
preclude  the  NANL  Releasors  from  pursuing  those  claims,   defenses,   or
affirmative defenses in any pending or future litigation.

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Agreement;  (iii) the execution and delivery by STMG of this Agreement will not conflict with or result in any violation or breach of or default under any provision of the certificate of incorporation and by-laws of STMG or any contract to which STMG is a party; (iv) no consent or approval of any person is required in connection with the execution and delivery of this Agreement; and
(v) this Agreement is legal, valid, binding, and enforceable against STMG in accordance with its terms.

         8.      POTENTIAL  JUDGMENT  REDUCTION.  In accordance with 10 Del. C.
Section 6304(b), and if and to the extent applicable any other statute or law discharging and barring contribution or similar claims against a released or settled party, including but not limited to 740 Ill. Comp. Stat. Ann. 100/2(d), in the event that judgment reduction is determined to be necessary and appropriate under applicable law, this Agreement reduces, to the extent, if at all appropriate, by NANL's PRO RATA share, if any, of the liability and damages recoverable by STMG in any action or claim involving the Settled Claims that STMG has filed, will file, or could file, or that could have been filed on its behalf derivatively against a person other than NANL. NANL acknowledges and agrees that the court or tribunal before which any such STMG action or claim is brought will have the necessary authority and jurisdiction to make findings as to the joint tort-feasor status, if at all, and proportionate liability, if any, or lack thereof, of NANL for STMG's damages, regardless of whether NANL is a party to such action or claim. NANL further agrees to cooperate with all reasonable requests for documents or other evidentiary materials, whether from STMG or any other party, in connection with any action or claim involving the Settled Claims in which findings may be required as to the joint tort-feasor status and/or proportionate liability, or lack thereof, of NANL. NANL also agrees not to move to stay or dismiss a claim or action involving the Settled Claims brought by STMG against someone other than NANL, provided, however, that this shall not affect NANL's right to seek dismissal or any other relief with respect to any claims asserted in such actions against the NANL Releasees.

         9. GOVERNING LAW; CHOICE OF FORUM; JURY WAIVER. This Agreement and any claim related directly or indirectly to this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflicts of law principles thereof. All disputes arising out of or relating to this Agreement or its breach may be resolved in the U.S. District Court for the Northern District of Illinois, and NANL and STMG hereby submit and attorn to the jurisdiction and venue of that court. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE ARISING OUT OF THIS AGREEMENT.

         10. COUNTERPARTS AND DELIVERY. This Agreement may be signed in any number of counterparts, all of which together shall constitute one and the same instrument. This Agreement may be executed and delivered by fax transmission or by transmission in PDF or similar electronic document format.

         11. SEVERABILITY. If any provision of this Agreement is found to be unenforceable in whole or in part, it shall be construed or limited in such a way as to make it enforceable, consistent with the intentions of the Parties as set out in this Agreement. If such construction or limitation is not possible, the unenforceable provision will be stricken, and the remaining provisions of this Agreement will remain valid and enforceable.

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

         12. ADMISSIBILITY. This Agreement may be filed and used in any action or proceeding as may be necessary to enforce or seek relief with respect to the Agreement.

         13. NO ADMISSION. This Agreement does not in any manner constitute NANL's or STMG's admission of liability, wrongdoing, or responsibility, or lack thereof. Nor is it an admission by the Parties of any matter.

         14. SUCCESSORS. This Agreement shall apply to NANL, as well as any and all of its officers, directors, shareholders, employees, divisions, attorneys, and advisors and its predecessors, successors, assigns, and subsidiaries, or any subsidiaries that NANL may designate. Except as otherwise expressly provided in this Agreement, this Agreement also shall apply and inure to the benefit of STMG and its subsidiaries, and any successors of STMG or its subsidiaries that STMG may designate.

         15. NO WAIVER. Any failure by any party to insist upon the strict performance by the other party of any of the provisions of this Agreement shall not be deemed a waiver of any of the provisions hereof, and such party, notwithstanding such failure, shall have the right thereafter to insist upon strict performance of any and all of the provisions of this Agreement to be performed by such other party.

         16. NOTICE. Any notices required to be given under this Agreement shall be in writing and shall be made by fax or e-mail transmission to the fax numbers and e-mail addresses set out below:

         To:               North American Newspapers, Ltd.
                           3257 Dunmore Road S.E.
                           Medicine Hat, Alberta T1D3R2
                           Attn:  F. David Radler

         With a copy to:   Jenner & Block LLP
                           330 N. Wabash Avenue
                           Chicago, IL 60611

         Attention:        Anton R. Valukas
                           Tel.:  (312) 923-2903
                           Fax:  (312) 840-7303
                           E-mail:  avalukas@jenner.com

         To:               Sun-Times Media Group, Inc.
                           350 North Orleans Street
                           Floor 10 South
                           Chicago, IL 60654

         Attention:        James D. McDonough
                           Tel.:  (312) 321-2949
                           Fax:  (312) 321-0629
                           E-mail: jmcdonough@hollingerintl.com

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         With a copy to:   O'Melveny & Myers LLP
                           Times Square Tower
                           7 Times Square
                           New York, NY 10036

         Attention:        Jonathan Rosenberg
                           Tel.:  (212) 408-2409
                           Fax:  (212) 326-2061
                           E-mail:  jrosenberg@omm.com

         17. ENTIRE AGREEMENT. This Agreement contains the entire agreement between NANL and STMG and supersedes and replaces any and all prior negotiations, understandings, promises, representations, inducements, and discussions, whether written or oral. This Agreement may not be changed or modified except in writing signed by both NANL and STMG.

         18. KNOWLEDGE AND UNDERSTANDING. NANL acknowledges that this Agreement has been read in consultation with competent counsel and by an individual with authority to bind NANL who understands and acknowledges the significance and consequence of it and executes it voluntarily with full understanding of its consequences.

Agreed to this 16th day of March 2007 by:

SUN-TIMES MEDIA GROUP, INC.                    NORTH AMERICAN NEWSPAPERS LTD.

By: /s/ Gordon Paris                           By:  /s/ F. David Radler
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Name:  Gordon Paris                            Name:   F. David Radler
       --------------------------------                ----------------------
Title: Chairman, STMG Special Committee        Title:  Secretary and Director
       --------------------------------                ----------------------

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